EXHIBIT 10.3

                                    AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT
                               DATED JUNE 18, 2002

This Agreement, made and entered into as of this 14th day of March, 2005, by and between County National Bank, a bank organized and existing under the laws of the State of Maryland, hereinafter referred to as the "Bank", and Michael L. Derr, an Executive of the Bank, hereinafter referred to as the "Executive", shall effectively amend the Executive Supplemental Retirement Plan Agreement dated June 18, 2002.

3. Subparagraph I (G) titled "Index" of the June 28, 2002 Agreement, as amended, shall be further amended to add the following insurance policy to said Agreement:

         I. DEFINITIONS

         G.       Index

         Insurance Company:          New York Life Insurance and Annuity Corp.
         Policy Form:                Modified Single Premium Universal Life Ins.
         Policy Name:                BOLI 20.2
         Insured's Age and Sex:      54, Male
         Riders:                     None
         Ratings:                    None
         Option:                     Level
         Face Amount:                $336,548
         Premiums Paid:              $150,000
         Number of Premium Payments: 1
         Assumed Purchase Date:      March 14, 2005

This Agreement shall be effective the 14th day of March, 2005. To the extent that any paragraph, term or provision of said Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said June 18, 2002 Agreement.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.


                                        County National Bank
                                        Glen Burnie, Maryland


____________________________________    By:  /s/ Jan W. Clark
Witness                                 Jan W. Clark, President


____________________________________    /s/ Michael L. Derr
Witness                                 Executive